Commitments and Contingencies	12 Months Ended
Jun. 30, 2014
COMMITMENTS AND CONTINGENCIES [Abstract]
Commitments and Contingencies
19.	COMMITMENTS AND CONTINGENCIES

(a)	Non-cancellable Advertising Fee and Operating Lease Commitments

The Group has entered into non-cancellable advertising service contracts with advertising suppliers and outstanding operating leases commitments for certain offices under non-cancellable leases. Future minimum payments with respect to these agreements as of June 30, 2014 are as follows:

	Advertising Commitments	Operating Leases	Total
	RMB	RMB	RMB
2015	9,596	40,642	50,238
2016	—	36,194	36,194
2017	—	26,497	26,497
2018	—	22,440	22,440
2019 and thereafter	—	19,213	19,213

	9,596	144,986	154,582

Rental expenses for the years ended June 30, 2012, 2013 and 2014 amounted to RMB31,700, RMB35,570 and RMB42,177, respectively.

(b)	Contingencies

Pursuant to the PRC Regulations on the Administration of Talents Market, companies that purport to engage in human resources related services need to obtain the human resources service license. As of June 30, 2014, one of the consolidated VIEs and four branches of Beijing Wangpin have been conducting human resources related services without the human resources service license may be ordered to cease operations and a fine of up to RMB30 per entity may be imposed, by local human resources bureaus. If these entities were ordered to cease operations, this would have a material adverse impact on the operations of the Group. For periods presented, the Group has not been subject to any fines nor has any entity been ordered to cease operations. The Group is in the process of remediating such non-compliance and has not provided for any contingent liabilities as it does not believe any loss is probable and estimable.

The Group has no material contingent liabilities outstanding as at June 30, 2014.